SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) NOVEMBER 20, 2003
                                                        -----------------


                           NEW YORK HEALTH CARE, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


    NEW YORK                           1-12451                      11-2636089
    --------                           -------                      ----------
(State or other               (Commission File Number)            (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                    Number)


            1850 MCDONALD AVENUE, BROOKLYN, N.Y.                   11223
          --------------------------------------                   -----
          (Address of Principal Executive Offices)                (Zip Code)



                         Registrant's telephone number,
                       including area code, (718) 375-6700
                                            --------------


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ITEM  6:     RESIGNATION  OF  REGISTRANT'S  DIRECTOR

     Paul Stark, a director of New York Health Care and officer of its BioBalance division, resigned his positions with the Company on November 20, 2003. Dennis O'Donnell, Chief Operating Officer at BioBalance, will assume Mr. Stark's responsibilities at BioBalance.

     The press release regarding the resignation is attached to this report as an exhibit.


ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

          Exhibit
          Number                    Description of Exhibit
          -------                   ----------------------

          99.1                      November 20, 2003 New York Health Care, Inc.
                                    press release regarding the resignation of Paul Stark.



                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

November 20, 2003               NEW YORK HEALTH CARE, INC.

                                By:  /s/ Jacob Rosenberg
                                     -------------------
                                     Jacob Rosenberg
                                     Vice President and Chief Operating Officer,
                                     Chief Financial and Accounting Officer, and
                                     Secretary


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